SUBORDINATION AGREEMENT

WHEREAS, **MULTIBAND CORPORATION**, a Minnesota corporation f/k/a VICOM Incorporated (hereinafter, together with its successors and assigns, called "Multiband") has guarantied the payment and performance of certain "Indebtedness" (as defined in the "Guaranty" hereinafter described) of **MULTIBAND NE INCORPORATED**, a Delaware corporation, f/k/a DirecTECH Delaware Inc. ("NE"), **MULTIBAND SC INCORPORATED**, a Louisiana corporation, f/k/a DirecTECH Southwest INCORPORATED ("SC"), **MULTIBAND EC INCORPORATED**, a Kentucky corporation, f/k/a JBM Inc. ("EC"), **MULTIBAND NC INCORPORATED**, a Michigan corporation, f/k/a Michigan Microtech, Inc. ("NC"), and **MULTIBAND DV INCORPORATED**, a Delaware corporation, f/k/a DireTECH Development Corp. ("DV") (NE, SC, EC, NC, and DV hereinafter, together with their respective successors and assigns, being sometimes collectively referred to herein as the "Borrowers" and individually as a "Borrower") to **CONVERGENT CAPITAL PARTNERS II, L.P.**, a Delaware limited partnership (hereinafter, together with its successors and assigns, called the "Lender"), with an address at 505 U.S. Hwy. 169 North, Suite 245 Minneapolis, MN 55441 pursuant to that certain Guaranty dated as of even date herewith (the "Guaranty"); and

WHEREAS, as a condition precedent to the Lender's purchase of the Borrowers' "Secured Debenture" pursuant to the terms of the Debenture Purchase Agreement dated as of even date herewith (as amended, modified, supplemented or restated from time to time being the "Debenture Purchase Agreement") the Lender has required that the following execute and deliver this Subordination Agreement (the "Agreement"):

(A) **BAS MATTINGLY MASTER, LLC**, a Delaware limited liability company ("BMM"),

(B) **BERNARD J. SCHAFER TRUST, LLC**, a Delaware limited liability company ("Schafer"),

(C) **BUILDING BLOCKS FAMILY TRUST, LLC**, a Delaware limited liability company ("Block"), and

(D) **DirecTECH Holding Company, Inc.**, a Delaware corporation ("DTHC") (DTHC, BMM, Schafer, and Block hereinafter, together with their respective successors and assigns, being sometimes referred to collectively as the "Seller Parties" and individually as a "Seller Party").

NOW, THEREFORE, to induce the Lender to purchase the Borrowers' Secured Debenture, and for other valuable consideration, receipt whereof is hereby acknowledged, the parties agree as follows:

1. All obligations of Multiband, the Borrowers and the other "Loan Parties" (as defined in the Purchased Agreement and identified on Schedule B attached hereto and incorporated here in by reference (such other Loan Parties hereinafter, together with their respective successors and assigns, being sometimes referred to herein collectively as the "Other Obligors" and individually as an "Other Obligor")) howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent or now or hereafter existing, or due or to become due, are hereinafter called "Liabilities." All Liabilities to the Lender under the

Debenture Purchase Agreement among the Borrowers and the Lender and/or any other "Loan Document" (as defined in the Debenture Purchase Agreement) are hereinafter called "Senior Liabilities"; and all Liabilities to Seller Parties arising under the "Multiband Secured Promissory Note" and the other documents described on Schedule A attached hereto and incorporated herein by reference ("Multiband Documents") including, without limitation, all principal, interest, fees, expenses, attorneys' fees and legal expenses, all obligations to pay distributions pursuant to Section 6.10 of the "Stock Purchase Agreement" (as hereinafter defined) and any claims for indemnification arising under the Stock Purchase Agreement dated as of November 3, 2008 (the "Stock Purchase Agreement") among Multiband, Seller Parties and **NORTH STAR TRUST COMPANY**, not in its corporate capacity but solely in its capacity as the trustee of the **DirecTECH HOLDING COMPANY EMPLOYEE STOCK OWNERSHIP TRUST** (the "DTHC ESOT") or any other document executed by Multiband, any Borrower or any Other Obligor in connection with the Stock Purchase Agreement or otherwise in connection with the consummation of the transactions contemplated by the Stock Purchase Agreement and any claims or rights of action under any securities law relating to the transactions contemplated by the Stock Purchase Agreement regardless of whether for rescission or damages, but excluding any employment agreements, are hereinafter called "Junior Liabilities"; it being expressly understood and agreed that: (a) the term "Senior Liabilities," as used herein, shall include, without limitation, any and all interest accruing on any of the Senior Liabilities after, and all of Lender's collection expenses including, without limitation, attorneys' fees and legal expenses incurred, after the commencement of any proceedings referred to in paragraph 4 hereof, notwithstanding any provision or rule of law which might restrict the rights of the Lender, as against Multiband, any Borrower, any Other Obligor or anyone else, to collect such interest and/or collection expenses; and (b) the term "Junior Liabilities," as used herein, shall include, without limitation, any and all interest accruing on any of the Junior Liabilities after, and all of Seller Parties' collection expenses including, without limitation, attorneys' fees and legal expenses incurred after, the commencement of any proceedings referred to in paragraph 4 hereof, notwithstanding any provision or rule of law which might restrict the rights of Seller Parties, as against Multiband, any Borrower, any Other Obligor or anyone else, to collect such interest and/or collection expenses.

2. Seller Parties will, from time to time, (a) promptly notify the Lender of the creation of any Junior Liabilities, and of the issuance of any promissory note or other instrument to evidence any Junior Liabilities, and (b) upon request by the Lender, cause any Junior Liabilities which are not evidenced by a promissory note or other instrument of Multiband to be so evidenced.

3. Except as hereinafter in this Agreement expressly otherwise provided or as the Lender may hereafter otherwise expressly consent in writing, the payment of all Junior Liabilities by Multiband, any Borrower or any Other Obligor shall be postponed and subordinated to the payment in full of all Senior Liabilities, and none of Multiband, any Borrower or any Other Obligor shall make any payments or other distributions whatsoever in respect of any Junior Liabilities, nor shall any property or assets of Multiband, any Borrower or any Other Obligor be applied to the payment, purchase or other acquisition or retirement of any Junior Liabilities nor shall any Seller Party exercise any collection rights with respect to Multiband, any Borrower or any Other Obligor or exercise or enforce any right or remedy which may be available to such Seller Party with respect to Multiband, any Borrower or any Other

Obligor with respect to the Junior Liabilities including, without limitation, any right of set-off, recoupment, counterclaim or similar right or remedy. Notwithstanding anything herein to the contrary, so long as there is no uncured event of default under the Debenture Purchase Agreement which is continuing, Multiband shall be permitted to make required payments to Seller Parties when due pursuant to the terms of the Multiband Documents as in effect as of the date hereof. If any such payment on the Junior Liabilities is prohibited from being paid by the operation of this Agreement, then such payment may be made upon a cure thereof. Multiband's, any Borrower's or any Other Obligor's failure to make a payment on the Junior Liabilities by reason of this Agreement shall constitute an event of default on the Junior Liabilities if such payment remains unpaid for more than 90 days; provided default interest may accrue immediately. During the term of this Agreement, no Seller Party shall commence any action against Multiband, any Borrower or any Other Obligor to collect the Junior Liabilities until the earliest to occur of (the occurrence of such earliest date being the "Standstill Termination Date"): (a) 90 days after written notice from Seller Parties to the Lender, or (b) the filing of a bankruptcy proceeding with respect to Multiband, any Borrower or any Other Obligor, or (c) the commencement of an enforcement action by the Lender with respect to the Senior Liabilities; provided, however, that: (x) if Seller Parties are proceeding under subpart (b) of this sentence, then Seller Parties may only commence an enforcement action against the person that is the debtor or the debtor-in- possession subject to such bankruptcy proceeding and not any other person and if a bankruptcy proceeding is commenced by the filing of a petition against Multiband, any Borrower or any Other Obligor and such petition is dismissed within 60 days, then any enforcement action commenced by any Seller Party against Multiband, any Borrower or any Other Obligor shall be discontinued upon such dismissal unless, during such 60 day period, Seller Parties have become entitled to enforce the Junior Liabilities against such person pursuant to subparts (a) or (c) of this sentence; (y) Seller Parties' exercise of any right or remedy against the "Convergent Priority Collateral" (as defined in Section 19) is subject to Section 19; and/or (z) if Seller Parties exercise any right or remedy as an unsecured creditor of Multiband, any Borrower or any Other Obligor, then any judgment lien that Seller Parties obtain against any Convergent Priority Collateral shall be subject to Section 19 the same as if such judgment lien were a consensual lien granted to Seller Parties by Multiband, any Borrower or any Other Obligor, as the case may be.

4. In the event of any dissolution, winding up, liquidation, readjustment, reorganization or other similar proceedings relating to Multiband, any Borrower or any Other Obligor to its creditors, as such, or to its property (whether voluntary or involuntary, partial or complete, and whether in bankruptcy, insolvency or receivership, or upon an assignment for the benefit of creditors, or any other marshalling of the assets and liabilities of Multiband, any Borrower or any Other Obligor, or any sale of all or substantially all of the assets of Multiband, any Borrower or any Other Obligor, or otherwise), the Senior Liabilities shall first be paid in full in cash before any Seller Party shall be entitled to receive and to retain any payment or distribution from Multiband, any Borrower or any Other Obligor in respect of the Junior Liabilities, and, in order to implement the foregoing, (a) all payments and distributions of any kind or character in respect of the Junior Liabilities to which any Seller Party would be entitled if the Junior Liabilities were not subordinated, or subordinated and pledged or assigned, pursuant to this Agreement shall be made directly to the Lender, (b) each Seller Party shall promptly file a claim or claims, in the form required in such proceedings, for the full outstanding amount of the Junior Liabilities, and shall cause said claim or claims to be approved and all payments and other

distributions in respect thereof to be made directly to the Lender, and (c) each Seller Party grants to the Lender, as the attorney-in-fact of such Seller Party, full power to, and irrevocably agrees that the Lender may, at its sole discretion, in the name of such Seller Party or otherwise, demand, sue for, collect, receive and receipt for any and all such payments or distributions, and file, prove, and vote or consent in any such proceedings with respect to, any and all claims of such Seller Party relating to the Junior Liabilities, and (d) if any Senior Liabilities are disallowed, avoided, or subordinated under any of the above proceedings, those Senior Liabilities so disallowed, avoided, or subordinated shall remain Senior Liabilities.

5. In the event that any Seller Party receives any payment or other distribution of any kind or character from Multiband, any Borrower or any Other Obligor in respect of any of the Junior Liabilities, other than as expressly permitted by the terms of this Agreement, such payment or other distribution shall be received in trust for the Lender and promptly turned over by such Seller Party to the Lender. Each Seller Party will mark its books and records, and will cause Multiband, any Borrower and each Other Obligor to mark its books and records, so as to clearly indicate that the Junior Liabilities are subordinated in accordance with the terms of this Agreement, and will cause to be clearly inserted in any promissory note or other instrument which at any time evidences any of the Junior Liabilities a statement to the effect that the payment thereof is subordinated in accordance with the terms of this Agreement. The Seller Parties will execute such further documents or instruments and take such further action as the Lender may reasonably from time to time request to carry out the intent of this Agreement.

6. All payments and distributions received by the Lender in respect of the Junior Liabilities, to the extent received in or converted into cash, may be applied by the Lender first to the payment of any and all expenses (including attorneys' fees and legal expenses) paid or incurred by the Lender in enforcing this Agreement or in endeavoring to collect or realize upon any of the Junior Liabilities or any security therefor, and any balance thereof shall, solely as between Seller Parties and the Lender, be applied by the Lender, in such order of application as the Lender may from time to time select, toward the payment of the Senior Liabilities remaining unpaid; but, as between Multiband, any Borrower or any Other Obligor and its creditors, no such payments or distributions of any kind or character shall be deemed to be payments or distributions in respect of the Senior Liabilities; and, notwithstanding any such payments or distributions received by the Lender in respect of the Junior Liabilities and so applied by the Lender toward the payment of the Senior Liabilities, The Seller Parties shall be subrogated to the then existing rights of the Lender, if any, in respect of the Senior Liabilities only at such time as the Lender shall have indefeasibly received payment in cash of the full amount of the Senior Liabilities.

7. Each Seller Party hereby waives: (a) notice of acceptance by the Lender of this Agreement; (b) notice of the existence or creation or non-payment of all or any of the Senior Liabilities; and (c) all diligence in collection or protection of or realization upon the Senior Liabilities or any thereof or any security therefor.

8. The Seller Parties will not without the prior written consent of the Lender: (a) transfer or assign any Junior Liabilities or any rights in respect thereof; (b) take any collateral security from Multiband, any Borrower or any Other Obligor for any Junior Liabilities except as set forth in the "SPA Loan Agreement" and/or the "SPA Security Agreement" respectively

described on Schedule A attached hereto and incorporated herein by reference; (c) convert any Junior Liabilities into stock of Multiband, any Borrower or any Other Obligor, except for conversion of the convertible preferred stock to be issued by Multiband to DTHC as provided under the terms of the Multiband Documents; or (d) commence, or join with any other creditor in commencing, any bankruptcy, reorganization or insolvency proceedings with respect to Multiband, any Borrower or any Other Obligor.

9. Subject to reinstatement in accordance with the following sentence, this Agreement shall in all respects be a continuing agreement and shall remain in full force and effect (notwithstanding, without limitation, the dissolution of any Seller Party) until the Senior Liabilities have been paid in full. This Agreement shall be automatically reinstated if any payment received by the Lender from any source derived and applied to the Senior Liabilities is subsequently set aside, recovered, rescinded or required to be returned for any reason (including, without limitation, the bankruptcy, insolvency or reorganization of Multiband, any Borrower or any Other Obligor); the Senior Liabilities to which such payment was applied shall for the purposes of this Agreement be deemed to have continued in existence, notwithstanding such application, and this Agreement shall be enforceable as to such Senior Liabilities as fully as if such application had never been made.

10. The Seller Parties agree and confirm that Lender may at any time and from time to time without the consent of or notice to the Seller Parties, without incurring liability to the Seller Parties and without impairing or releasing the obligations of the Seller Parties under this Agreement: (a) retain or obtain a security interest in any collateral to secure any of the Senior Liabilities, (b) retain or obtain the primary or secondary obligation of any other obligor or obligors with respect to any of the Senior Liabilities, (c) change the manner or place of payment or extend the time of payment of or renew or alter any of the terms of any of documents with respect to the Senior Liabilities, or supplement, modify, amend or amend and restate in any manner any agreement, note, guaranty or other instrument evidencing or securing or otherwise relating to any of the Senior Liabilities; provided that any changes in the following shall require the consent of the Seller Parties: (i) change in the stated or available principal amount that would increase the principal amount to more than $6,000,000 (excluding additional principal resulting from the addition of the "PIK Portion" (as defined in the Purchase Agreement to principal) less principal payments made subsequent to the date hereof, (ii) change in interest rate, fees or penalties (including default rates, late payment fees, and prepayment penalties) that would increase the applicable interest rate charged under the Purchase Agreement by more than 2.0% per annum from the percentage set forth in the Purchase Agreement, as in effect on the date hereof (excluding increases resulting from the accrual of interest at the default rate) or impose any additional recurring fees not in effect as of the date hereof, (iii) change in mandatory prepayments, (iv) change in financial ratios, or (v) change in Events of Default , (d) release or compromise any obligation of any nature of any obligor with respect to any of the Senior Liabilities, and (e) release its security interest in, or surrender, release or permit any substitution or exchange for, all or any part of any property securing any of the Senior Liabilities, or release, compromise, alter or exchange any obligations of any nature of any obligor with respect to any such property.

11. The Lender may, from time to time, without notice to Seller Parties, assign or transfer any or all of the Senior Liabilities or any interest therein; and, notwithstanding any such

assignment or transfer or any subsequent assignment or transfer thereof, such Senior Liabilities shall be and remain Senior Liabilities for the purposes of this Agreement, and every immediate and successive assignee or transferee of any of the Senior Liabilities or of any interest therein shall, to the extent of the interest of such assignee or transferee in the Senior Liabilities, be entitled to the benefits of this Agreement to the same extent as if such assignee or transferee were the Lender; provided, however, that, unless the Lender shall otherwise consent in writing, the Lender shall have an unimpaired right, prior and superior to that of any such assignee or transferee, to enforce this Agreement, for the benefit of the Lender, as to those of the Senior Liabilities which the Lender has not assigned or transferred.

12. The Lender shall not be prejudiced in its rights under this Agreement by any act or failure to act of Multiband, any Borrower, any Other Obligor or any Seller Party, or any noncompliance of Multiband, any Borrower or any Other Obligor or any Seller Party with any agreement or obligation, regardless of any knowledge thereof which the Lender may have or with which the Lender may be charged; and no action of the Lender permitted hereunder shall in any way affect or impair the rights of the Lender and the obligations of Seller Parties under this Agreement.

13. No delay on the part of the Lender in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by the Lender of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy; nor shall any modification or waiver of any of the provisions of this Agreement be binding upon the Lender except as expressly set forth in a writing duly signed and delivered on behalf of the Lender. For the purposes of this Agreement, Senior Liabilities shall include all obligations of Multiband, each Borrower and each Other Obligor to the Lender under the Debenture Purchase Agreement and the other "Loan Documents" described therein, notwithstanding any right or power of Multiband, any Borrower or anyone else to assert any claim or defense as to the invalidity or unenforceability of any such obligation, and no such claim or defense shall affect or impair the agreements and obligations of Seller Parties hereunder.

14. This Agreement shall be binding upon each Seller Party and upon the heirs, legal representatives, successors and assigns of such Seller Party; and, to the extent that Multiband, any Borrower, any Other Obligor or any Seller Party is either a partnership, limited liability company, trust or a corporation, all references herein to Multiband, any Borrower, any Other Obligor or the relevant Seller Party, respectively, shall be deemed to include any successor or successors, whether immediate or remote, to such partnership, limited liability company, trust or corporation.

15. THE VALIDITY, CONSTRUCTION AND ENFORCEABILITY OF THIS AGREEMENT SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF MINNESOTA, WITHOUT GIVING EFFECT TO ITS CONFLICT OF LAW PRINCIPLES. Wherever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

16. EACH SELLER PARTY HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS AGREEMENT OR UNDER ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

17. AT THE OPTION OF THE LENDER, THIS AGREEMENT MAY BE ENFORCED IN ANY FEDERAL COURT OR MINNESOTA STATE COURT SITTING IN MINNEAPOLIS, MINNESOTA; AND EACH SELLER PARTY CONSENTS TO THE JURISDICTION AND VENUE OF ANY SUCH COURT AND WAIVES ANY ARGUMENT THAT VENUE IN SUCH FORUMS IS NOT CONVENIENT. IN THE EVENT ANY SELLER PARTY COMMENCES ANY ACTION IN ANOTHER JURISDICTION OR VENUE UNDER ANY TORT OR CONTRACT THEORY ARISING DIRECTLY OR INDIRECTLY FROM THE RELATIONSHIP CREATED BY THIS AGREEMENT, THE LENDER, AT ITS OPTION, SHALL BE ENTITLED TO HAVE THE CASE TRANSFERRED TO ONE OF THE JURISDICTIONS AND VENUES ABOVE-DESCRIBED, OR IF SUCH TRANSFER CANNOT BE ACCOMPLISHED UNDER APPLICABLE LAW, TO HAVE SUCH CASE DISMISSED WITHOUT PREJUDICE.

18. In the event of any dispute or controversy between Seller Parties and the Lender in connection with the enforcement of this Agreement, the Lender shall be entitled to reimbursement of its reasonable costs and expenses (including, without limitation, its reasonable attorney's fees and legal expenses) from Seller Parties if the Lender is the prevailing party.

19. Each Seller Party hereby agrees that (regardless of any priority otherwise available to such Seller Party by law or by agreement) any security interest which such Seller Party may now hold or may at any time hereafter acquire in any or all of the property of Multiband, any Borrower or any Other Obligor now or hereafter securing the Senior Liabilities (collectively the "Convergent Priority Collateral") is, shall be and shall remain fully subordinate for all purposes to any security interest now held or at any time hereafter granted to or acquired by Lender in any portion or all of the Convergent Priority Collateral as follows:

(a) The priority of the Lender's security interest in the Convergent Priority Collateral is applicable irrespective of: (i) the time or order of attachment or perfection of Seller Parties' or the Lender's respective security interests or the time or order of filing of financing statements; (ii) whether the Lender's security interest in the Convergent Priority Collateral is perfected under applicable law, is voidable as a preference or a fraudulent conveyance under the Bankruptcy Code or a fraudulent transfer under applicable state law or is otherwise held to be invalid or unenforceable by a court of competent jurisdiction; or (iii) the giving or failure to give notice of the acquisition or expected acquisition of any security interests.

(b) The priority of the Lender's security interest in the Convergent Priority Collateral extends to all Senior Liabilities.

(c) As long as this Agreement remains in effect, except as otherwise provided herein, Seller Parties will not exercise any collection rights with respect to the Convergent Priority Collateral, will not take possession of, sell or dispose of, or otherwise deal with, the Convergent Priority Collateral, and will not exercise or enforce any right or remedy which may be available to Seller Parties with respect to the Convergent Priority Collateral upon default, without prior written consent by Lender; provided, however, that, on and after the occurrence of the Standstill Termination Date, Seller Parties may exercise all of their rights and remedies against the Convergent Priority Collateral, provided the proceeds of the exercise of remedies against the Convergent Priority Collateral are applied first to the Senior Liabilities.

(d) The Lender may exercise collection rights, may take possession of, sell or dispose of, and otherwise deal with, the Convergent Priority Collateral, and may exercise and enforce any right or remedy available to Lender with respect to the Convergent Priority Collateral, whether available prior to or after the occurrence of any "Default" or "Event of Default" (as respectively defined in the Debenture Purchase Agreement), all without notice to or consent by Seller Parties, all of which notices and rights to consent are hereby waived by Seller Parties to the fullest extent permitted by applicable law. Without limiting the generality of the foregoing, Seller Parties: (i) will not enforce or seek to enforce any prohibition, restriction, limitation or condition in any favor of Seller Parties which interferes with the sole right of the Lender to prohibit, restrict, limit or condition Multiband's, any Borrower's, or any Other Obligor's rights with respect to the Convergent Priority Collateral; (ii) at the Lender's request, Seller Parties will terminate or release their security interest in the Convergent Priority Collateral in connection with Multiband's, any Borrower's or any Other Obligor's sale of any of Convergent Priority Collateral to an unrelated third party pursuant to any foreclosure sale in connection with an enforcement action or other disposition in liquidation or in bankruptcy and will further execute and deliver to such Lender such terminations, partial releases and other documents as the Lender may request to terminate and release Seller Parties' security interest in the Convergent Priority Collateral to be sold; provided the lien of the Seller Parties continues to attach to any sale proceeds; and (iii) waive any claim regarding the commercial reasonableness of such sale. If Seller Parties fail to execute such terminations, partial releases and other documents as the Lender requests to terminate or release Seller Parties' lien upon the Convergent Priority Collateral in accordance with subpart (ii) of the immediately preceding sentence, each Seller Party hereby irrevocably makes, constitutes and appoints the Lender (and all persons designated by the Lender for that purpose) as such Seller Party's true and lawful attorney and agent-in-fact, to execute such terminations, partial releases and other documents on behalf of such Seller Party. All proceeds received by the Lender with respect to any Convergent Priority Collateral shall be applied against the Senior Liabilities in such order of application as the Lender may elect.

(e) Neither any Seller Party nor Lender: (i) makes any representation or warranty concerning the Convergent Priority Collateral or the validity, perfection or (except as to the subordination accomplished hereby) priority of any security interest therein; or (ii) shall have any duty to preserve, protect, care for, insure, take possession of, collect, dispose of, or otherwise realize upon any of the Convergent Priority Collateral.

(f) Seller Parties agree that they will not contest (or join with any other creditor in contesting) the attachment, perfection, or priority of the Lender's security interest in any of the Convergent Priority Collateral or commence or prosecute (or join with any other creditor in commencing or prosecuting) any action or proceeding asserting that the Lender's security interest in any Convergent Priority Collateral is voidable as a preference or a fraudulent conveyance under the Bankruptcy Code or a fraudulent transfer under applicable state law or is otherwise invalid or unenforceable.

(g) Seller Parties waive any priority available to Seller Parties by law with respect to any security interest in the Convergent Priority Collateral and waive any and all right to require the marshaling of assets in connection with the Lender's exercise of any of the remedies against the Convergent Priority Collateral permitted by applicable law or agreement; and, to the extent permitted by applicable law, waive any and all rights under the Uniform Commercial Code in effect in any relevant jurisdiction that conflict with the terms of this Agreement and further agrees that, to the extent permitted by applicable law, the terms of this Agreement shall govern any conflict or inconsistency between the terms of the Agreement and the relevant Uniform Commercial Code. Except as otherwise provided herein, the rights of the Lender created under this Agreement are in addition to, and not in lieu of, any and all rights to which the Lender is entitled pursuant to Article 9 of the Uniform Commercial Code.

(h) If Multiband, any Borrower or any Other Obligor becomes the subject of any insolvency proceedings and if the Lender desires to permit the use of cash collateral or to provide financing to Multiband, such Borrower or such Other Obligor under either Section 363 or Section 364 of the Bankruptcy Code, Seller Parties agree: (i) that adequate notice of such financing to Seller Parties, if required under applicable law, shall have been provided if Seller Parties receives notice two (2) business days prior to entry of any order approving such cash collateral usage or financing; and (ii) Seller Parties agree not to object to any such use of cash collateral or the post-petition financing and not to assert any right that Seller Parties may have to "adequate protection" of their security interest in any of Multiband's, any Borrower's or any Other Obligor's property except for a replacement lien on such person's post-petition property of the same type as comprising collateral for the Junior Liabilities immediately prior to the commencement of such insolvency proceedings that is subordinated to the Lender's security interest in such property on the same terms and conditions as are set forth in this Agreement, which such subordinate replacement lien shall be deemed to constitute adequate protection for Seller Parties regardless of the actual protection provided by such subordinate replacement lien.

20. Each of Lender and DTHC agrees that it will act as the other parties' agent for purposes of perfecting such other party's subordinate security interest, if any, in any Convergent Priority Collateral or any stock or other assets securing the payment or performance of the Junior Liabilities (collectively, the "Seller Parties Collateral") consisting of "Investment Property", "Instruments", "Chattel Paper" (as respectively defined in the Uniform Commercial Code) or other collateral in which Lender or DTHC, as the case may be, takes possession or as to which Lender or DTHC, as the case may be, obtains perfection by control (collectively the "Possessory/Control Collateral") solely for the purpose of perfecting the other secured party's

subordinate security interest in such Possessory/Control Collateral and for no other purpose, and, upon payment in full in cash of the Senior Liabilities in the case of the Lender or the Junior Liabilities in the case of Seller Parties, the senior secured party holding such Possessory/Control Collateral will deliver it to the junior secured party or as otherwise directed by a court of competent jurisdiction. The party holding possession or control of Possessory/Control Collateral shall have no duty or obligation to the other party with respect to such collateral.

21. This Agreement may be executed in counterparts and by separate parties in separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same agreement.

22. By executing this Agreement, Seller Parties consent to the transactions contemplated by the Debenture Purchase Agreement.

[SIGNATURE PAGES FOLLOW]

LENDER:

CONVERGENT CAPITAL PARTNERS II, L.P., a Delaware limited partnership

By: Convergent Capital II, LLC, a Delaware limited liability company
Its: General Partner

By: Keith S. Bares
Name: Keith S. Bares
Its: Manager

27 IN WITNESS WHEREOF, this Agreement has been made and delivered as of the 27 day of May, 2009.

SELLER PARTIES:

DIRECTECH HOLDING COMPANY, INC.,
a Delaware corporation

By: ______________________
~~Thomas A. Beaudman~~ J. Basil Mattingly
Its: ~~President and CEO~~ Secretary

BAS MATTINGLY MASTER, LLC,
a Delaware limited liability company

By: ______________________
J. Basil Mattingly
Its: Voting Member

BUILDING BLOCKS FAMILY TRUST, LLC,
a Delaware limited liability company

By: ______________________
Henry E. Block
Its: Voting Member

BERNARD J. SCHAFER TRUST, LLC,
a Delaware limited liability company

By: ______________________
Bernard J. Schafer
Its: Voting Member

Schedule A

Junior Liabilities

1. The Stock Purchase Agreement.

2. The Multiband Secured Promissory Note dated January 2, 2009 made by Multiband payable to the order of DirecTECH Holding Company, Inc. (the Subordinated Creditor") in the original principal amount of $40,200,000 (together with the note under item 3 below, the "Multiband Secured Promissory Note").

3. The Multiband Working Capital Secured Promissory Note dated January 2, 2009 made by Multiband payable to the order of DirecTECH Holding Company, Inc. in the original principal amount of $500,000.

3. The "Loan and Pledge Agreement" described in the Stock Purchase Agreement (the "SPA Loan Agreement").

4. The "Security Agreement" described in the Stock Purchase Agreement (the "SPA Security Agreement").

5. The "Guaranty" described in the Stock Purchase Agreement (the "SPA Guaranty").

6. The Series J Convertible Preferred Stock to be issued pursuant to the Stock Purchase Agreement.

Schedule B

Other Obligors

MULTIBAND SUBSCRIBER SERVICES, INC.
MINNESOTA DIGITAL UNIVERSE, INC.
DIRECTECH, INC.
MULTIBAND MDU INCORPORATED
MULTIBAND SECURITY INCORPORATED

ACKNOWLEDGMENT

Multiband Corporation ("Multiband") and each of the "Borrowers" and "Other Obligors" that are signatories to this Acknowledgment hereby acknowledge receipt of a copy of the foregoing Subordination Agreement (the "Agreement"), waive notice of acceptance thereof by the Lender and agree to be bound by the terms and provisions thereof, to make no payments or distributions contrary to the terms and provisions thereof, and to do every other act and thing necessary or appropriate to carry out such terms and provisions. In the event of any violation of any of the terms and provisions of the Agreement, then, at the election of the Lender, any and all obligations of Multiband, any Borrower and/or any Other Obligor to the Lender shall forthwith become due and payable.

Dated: May 27, 2009

BORROWERS:

MULTIBAND NE INCORPORATED

By: [signature]

Name: James L. Mandel

Its: CEO

MULTIBAND NC INCORPORATED

By: [signature]

Name: James L. Mandel

Its: CEO

MULTIBAND SC INCORPORATED

By: [signature]

Name: James L. Mandel

Its: CEO

MULTIBAND DV INCORPORATED

By: [signature]

Name: James L. Mandel

Its: CEO

MULTIBAND EC INCORPORATED

By: [signature]

Name: James L. Mandel

Its: CEO

MULTIBAND:

MULTIBAND CORPORATION

By: [signature]

Name: James L. Mandel

Its: CEO

OTHER OBLIGORS:

MULTIBAND SUBSCRIBER SERVICES, INC.

By: [signature]
Name: James L. Mandel
Its: CEO

MINNESOTA DIGITAL UNIVERSE, INC.

By: [signature]
Name: James L. Mandel
Its: CEO

DIRECTECH, INC.

By: [signature]
Name: James L. Mandel
Its: CEO

MULTIBAND MDU INCORPORATED

By: [signature]
Name: James L. Mandel
Its: CEO

MULTIBAND SECURITY INCORPORATED

By: [signature]
Name: James L. Mandel
Its: CEO